UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020
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METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 West Bryn Mawr Avenue, Chicago, Illinois 60631
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (708) 867-6777
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	MEI	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2020, upon the recommendation of the Nominating and Governance Committee, the Board of Directors (the "Board") of Methode Electronics, Inc. (the "Company") increased the size of the Board from ten to twelve members. Upon the recommendation of the Nominating and Governance Committee, the Board elected Therese Bobek and Mary Lindsey as directors of the Company to fill the vacancies. Ms. Bobek and Ms. Lindsey will each serve as a director until their respective successor is elected and qualified or until her earlier resignation or removal. Upon the recommendation of the Nominating and Governance Committee, the Board appointed Ms. Bobek and Ms. Lindsey to the Audit Committee.

Ms. Bobek, 59, was an Assurance Partner of PricewaterhouseCoopers LLP ("PwC") from 1997 until her retirement in 2018.  Ms. Bobek most recently served in PwC’s national office where she directed a nationwide network of partners and managers supporting audit quality in the field. Ms. Bobek has served as an Adjunct Lecturer in the Masters of Accountancy Program at the University of Iowa's Tippie College of Business since 2018.  Ms. Bobek also serves on the Boards of Trustees and the Audit Committees of the Northern Funds and Northern Institutional Funds.

Ms. Lindsey, 64, served as Chief Financial Officer of Commercial Metals Company, a global manufacturer and recycler of steel and other metals, from January 2016 until her retirement in August 2019. In addition, Ms. Lindsey served as Senior Vice President since 2017 and Vice President-Tax from 2009 to 2016. Ms. Lindsey serves as a Director and Chair of the Audit Committee of Lindsay Corporation, a provider of water management and road infrastructure products and services.

Ms. Bobek and Ms. Lindsey will be compensated in a manner consistent with the Company’s other non-employee directors, as most recently described in the Company’s Proxy Statement dated July 26, 2019.

A copy of the press release announcing the appointment of Ms. Bobek and Ms. Lindsey to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements And Exhibits.

(d)    Exhibits.

99.1    Press Release dated March 6, 2020
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 6, 2020	METHODE ELECTRONICS, INC. By: /s/ Ronald L.G. Tsoumas Ronald L.G. Tsoumas Chief Financial Officer